November 18, 2002

                  SUPPLEMENT TO THE JULY 29, 2002 PROSPECTUS OF
                        PIONEER INTERNATIONAL EQUITY FUND


MANAGEMENT

The following replaces the section entitled "Portfolio manager":

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of Stefano Pregnolato. Mr. Pregnolato is supported by a team of portfolio managers and analysts. The team manages other Pioneer mutual funds investing primarily in international securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited
(PIML).

Mr. Pregnolato is a senior vice president of Pioneer and, since 2002, has been Pioneer's director of international equity investment. He joined PIML in 1999 and has been an investment professional for more than twelve years. From 1999-2002 Mr. Pregnolato was head of the global equity team based in Dublin, Ireland. Prior to that, he was a portfolio manager with ING Group's Banque Bruxelles-Lambert from 1997 to 1998.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Pregnolato and his team. Mr. Carey joined Pioneer as an analyst in 1979.





















                                                                   12599-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds